Exhibit 99.3
SECOND AMENDMENT TO TERM LOAN AGREEMENT

THIS SECOND AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of July 16, 2013, by and among CORPORATE OFFICE PROPERTIES, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), CORPORATE OFFICE PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Parent”), each of the Lenders party hereto, and KEYBANK NATIONAL ASSOCATION, as Administrative Agent (the “Agent”).

WHEREAS, the Borrower, the Parent, the Lenders, the Agent and the other parties thereto have entered into that certain Term Loan Agreement dated as of September 1, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Term Loan Agreement”);

WHEREAS, the Borrower, the Parent, the Lenders and the Agent desire to amend certain provisions of the Term Loan Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.    Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given such terms in the Term Loan Agreement.

Section 2.    Specific Amendments to the Term Loan Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Term Loan Agreement is amended as follows:

(a)    The Term Loan Agreement is amended by replacing the phrase “and each of REGIONS BANK, MANUFACTURERS TRADERS TRUST COMPANY and SUNTRUST BANK, as a Managing Agent (each a “Managing Agent”)” in the first paragraph of the Term Loan Agreement with the phrase “and each of CAPITAL ONE, N.A., REGIONS BANK, MANUFACTURERS TRADERS TRUST COMPANY and SUNTRUST BANK, as a Managing Agent (each a “Managing Agent”)”.

(b)    The Term Loan Agreement is amended by adding the following definitions of “Exchange Act”, “Goldman Sachs Loan”, “LaSalle Bank Loan” and “Second Amendment Effective Date” in the correct alphabetical order in Section 1.1.:

“Exchange Act” has the meaning given that term in Section 10.1.(m)(i).

“Goldman Sachs Loan” means a $146,500,000 loan originated by Goldman Sachs and made to COPT Northcreek, LLC and COPT Aerotech, LLC, 930 International, LLC, 900 International, LLC, 800 International, LLC, 881 Elkridge Landing, LLC, 1190 Winterson, LLC, 999 Corporate, LLC, 1099 Winterson, LLC, 1199 Winterson, LLC and 849 International, LLC, which is secured by nine

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properties located in Linthicum, Maryland and five properties located in Colorado Springs, Colorado.

“LaSalle Bank Loan” means a $150,000,000 loan originated by LaSalle Bank and made to COPT Chantilly LLC and COPT Chantilly II LLC, which is secured by two properties located in Chantilly, Virginia.

“Second Amendment Effective Date” means July 16, 2013.

(c)    The Term Loan Agreement is amended by restating the definitions of “Applicable Margin”, “Capitalization Rate”, “Development Property”, “EBITDA”, “Interest Expense”, “Material Subsidiary” “Unencumbered Asset Value” and “Wholly Owned Property” in Section 1.1. in their entireties as follows:

“Applicable Margin” means the percentage per annum determined, at any time, based on the range into which the Borrower’s Credit Rating then falls, in accordance with the levels in the table set forth below (each a “Level”). Any change in the Borrower’s Credit Rating which would cause it to move to a different Level in such table shall effect a change in the Applicable Margin on the Business Day on which such change occurs. During any period for which the Borrower has received a Credit Rating from only one Rating Agency, then the Applicable Margin shall be determined based on such Credit Rating. During any period that the Borrower has received only two Credit Ratings and such ratings are not equivalent, the Applicable Margin shall be determined by the higher of such two Credit Ratings so long as the next highest Credit Rating is only one Level below that of the highest Credit Rating, and if the next highest Credit Rating is more than one Level below that of the highest Credit Rating, then the Applicable Margin shall be determined by the Credit Rating that is one Level higher than the lower of the two Credit Ratings. During any period that the Borrower has received more than two Credit Ratings and such Credit Ratings are not equivalent, the Applicable Margin shall be determined by the higher of the two lowest Credit Ratings; provided, that if there is more than one Level between the two lowest Credit Ratings, then the Applicable Margin will be determined by the Credit Rating that is one Level higher than the lowest Credit Rating. During any period for which the Borrower does not have a Credit Rating from any Credit Agency, or during any other period not otherwise covered by this definition, the Applicable Margin shall be determined based on Level 5.

Level	Borrower’s Credit Rating (S&P/Moody’s or equivalent)	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans
1	A-/A3	1.10%	0.10%
2	BBB+/Baa1	1.20%	0.20%
3	BBB/Baa2	1.30%	0.30%
4	BBB-/Baa3	1.50%	0.50%
5	Lower than BBB-/Baa3	2.00%	1.00%

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“Capitalization Rate” means 7.25%.

“Development Property” means a Property which is under development or which (as determined in good faith by the Borrower) will commence development within twelve months of the date of determination. A Development Property shall cease to constitute a Development Property on the earlier of (a) the one year anniversary date of project completion and (b) the first day of the first full fiscal quarter after the project achieves an Occupancy Rate of 85%. For purposes of this definition, each individual phase of development of a data center shall be deemed to be a separate and distinct Property.

“EBITDA” means, with respect to a Person for any period: (a) net income (or loss) of such Person for such period determined on a consolidated basis (excluding any income or losses from minority interests in the case of the Parent), in accordance with GAAP, exclusive of the following (but only to the extent included in determination of such net income (loss)): (i) depreciation and amortization expense; (ii) interest expense as determined in accordance with GAAP; (iii) income tax expense; (iv) extraordinary or non-recurring gains and losses (which would include, but not be limited to, the gains/losses from extinguishment of Indebtedness and impairment charges); (v) acquisition costs expensed but not capitalized; plus (b) such Person’s pro rata share of EBITDA of its Unconsolidated Affiliates. EBITDA shall be adjusted to remove any impact from straight line rent leveling adjustments required under GAAP and amortization of deferred market rent and expenses into income pursuant to FASB ASC 805. Notwithstanding the foregoing, gains and losses from land sales associated with Development Properties and other land shall be included in EBITDA.

“Interest Expense” means, for any period of determination, (a) the total interest expense of the Parent and its Subsidiaries, determined on a consolidated basis for such period and in accordance with GAAP (excluding (i)  any non-cash portion of interest expense attributable to “convertible debt” under FASB ASC 470-20, (ii) amortization of deferred financing costs, and (iii) non-cash interest related to the reclassification of accumulated other comprehensive income (loss) related to settled hedges) plus (b) to the extent not already included in the foregoing clause (a), the Parent’s pro rata share of Interest Expense from Unconsolidated Affiliates of the Parent for such period.

“Material Subsidiary” means any Subsidiary that meets either of the following conditions: (a) the Parent and its other Subsidiaries’ investments in and advances to the Subsidiary exceed 10.0% of the Parent and its Subsidiaries’ total assets consolidated (determined in accordance with GAAP) as of the end of the most

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recent fiscal quarter for which a periodic report has been filed under the Exchange Act; or (b) the Parent and its Subsidiaries’ proportionate share of the total assets (after intercompany eliminations) of the Subsidiary exceed 10.0% of the Parent and its Subsidiaries’ total assets consolidated (determined in accordance with GAAP) as of the end of the most recent fiscal quarter for which a periodic report has been filed under the Exchange Act.

“Unencumbered Asset Value” means, without duplication, (a) (i) the Unencumbered NOI (excluding Net Operating Income attributable to Development Properties, Properties with negative Net Operating Incomes, Properties acquired during the four consecutive fiscal quarters most recently ending and Properties disposed of during the fiscal quarter most recently ending) for the fiscal quarter most recently ending times four divided by (ii) the Capitalization Rate, plus (b) the GAAP book value of all Wholly Owned Properties and the pro-rata share of the Parent or the Borrower, as applicable, of the GAAP book value of Controlled Properties, in each case, acquired during the four consecutive fiscal quarters most recently ended, plus (c) the GAAP book value of all Development Properties (including the Construction-in-Process) and Unimproved Land, in each case that are Wholly Owned Properties, and the pro-rata share of the Parent or the Borrower, as applicable, of the GAAP book value of all Development Properties (including the Construction-in-Process) and Unimproved Land, in each case that are Controlled Properties, plus (d) the GAAP book value at undepreciated cost net of any impairments of all Stabilized Properties that constitute Wholly Owned Properties with negative Net Operating Income and the pro-rata share of the Parent or the Borrower, as applicable, of GAAP book value at undepreciated cost net of any impairments of all Stabilized Properties that constitute Controlled Properties; provided, that no such Property described in this clause (d) shall be included for longer than a period of 24 months and to the extent that Unencumbered Asset Value attributable to such Properties described in this clause (d) exceeds 5.0% of Unencumbered Asset Value, such excess shall be excluded from Unencumbered Asset Value. For purposes of this definition, (x) to the extent the Unencumbered Asset Value attributable to Development Properties and Unimproved Land would exceed 35% of the Unencumbered Asset Value, such excess shall be excluded, (y) to the extent the Unencumbered Asset Value attributable to Unimproved Land would exceed 15% of the Unencumbered Asset Value, such excess shall be excluded and (z) to the extent the Unencumbered Asset Value attributable to Controlled Properties would exceed 15% of the Unencumbered Asset Value, such excess shall be excluded.

“Wholly Owned Property” means an Eligible Unencumbered Property which is owned or leased entirely by the Parent, the Borrower or a Wholly Owned Subsidiary.

(d)    The Term Loan Agreement is amended by restating the first sentence of Section 2.9. in its entirety as follows:

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The Borrower shall have the right, exercisable two (2) times, to extend the Termination Date by one year for each such extension.

(e)    The Term Loan Agreement is amended by restating Section 3.6.(a) in its entirety as follows:

(a)    Extension Fee. If the Borrower exercises its right to extend the Termination Date pursuant to Section 2.9., the Borrower agrees to pay to the Agent for the account of each Lender a fee equal to three-twentieths of one percent (0.15%) of the amount of principal balance of such Lender’s Loan outstanding at the time of such extension. Such fee shall be due and payable in full on the date the Agent receives the Extension Request pursuant to such Section.

(f)    The Term Loan Agreement is amended by restating Section 7.12. in its entirety as follows:

(a)    Requirements to Become a Guarantor. During any time that the Borrower does not have an Investment Grade Rating, the Borrower shall cause each Material Subsidiary that has guaranteed, or otherwise become liable for, the Unsecured Indebtedness of another Person to deliver to the Agent an Accession Agreement executed by such Material Subsidiary and each of the items that would have been delivered under Sections 5.1.(iv), (v), (viii) through (xii) and (xvii) with respect to such Material Subsidiary as if such Material Subsidiary had been a Guarantor on the Effective Date. The Borrower shall cause delivery of the items described in the immediately preceding sentence within 10 Business Days of any such Material Subsidiary guaranteeing, or otherwise becoming liable for, the Unsecured Indebtedness of another Person during any time that the Borrower does not have an Investment Grade Rating.

(b)    Release of a Guarantor. With respect to any Material Subsidiary that becomes a Guarantor pursuant to subsection (a) above, the Borrower may request in writing that the Agent release, and upon receipt of such request the Agent shall release, such Subsidiary from the Guaranty pursuant to a Guarantor Release Letter so long as: (i) either (A)(1) such Guarantor has ceased to be, or simultaneously with its release from the Guaranty will cease to be a Material Subsidiary; and (2) no Default or Event of Default exists or would occur as a result of such release; or (B) the Borrower has an Investment Grade Rating; and (ii) the Agent shall have received such written request at least 10 Business Days (or such shorter period as may be acceptable to the Agent) prior to the requested date of release. Delivery by the Borrower to the Agent of any such request shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request.

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(g)    The Term Loan Agreement is amended by restating Section 9.1.(c) in its entirety as follows:

(c)    Maximum Secured Indebtedness Ratio. The ratio of (i) Secured Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Total Asset Value, to exceed at any time 0.40 to 1.00.

(h)    The Term Loan Agreement is amended by restating Section 9.1.(f) in its entirety as follows:

(f)    Minimum Net Worth. Tangible Net Worth at any time to be less than (i) $1,100,000,000 plus (ii) 75% of the Net Proceeds of all Equity Issuances effected by the Parent or any Subsidiary after the Second Amendment Effective Date.

(i)    The Term Loan Agreement is amended by replacing the parenthetical “(other than the Loans)” in Section 10.1.(e) with the parenthetical “(other than the Loans, the Goldman Sachs Loan and the LaSalle Bank Loan)”.

Section 3.    Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Parent and each of the Lenders;

(b)    the Reaffirmation of Obligations attached to this Amendment duly executed by each existing Guarantor;

(c)    a copy of a duly executed amendment to that certain Credit Agreement dated as of September 1, 2011, by and among the Parent, the Borrower, the financial institutions party thereto, the Agent and the other parties thereto (the “Credit Agreement”) and a duly executed amendment to that certain Term Loan Agreement dated as of February 14, 2012, by and among the Parent, the Borrower, the financial institutions party thereto, the Agent and the other parties thereto (the “2012 Term Loan Agreement”), amending the terms of each of the Credit Agreement and 2012 Term Loan Agreement corresponding to the terms of the Term Loan Agreement amended by Sections 2(b), 2(c) (other than the amendments to the table in the definition of Applicable Margin), 2(f), 2(g), 2(h) and 2(i) of this Amendment so that such terms and sections shall be substantially the same.

(d)    evidence that (i) all fees due and payable to the Agent, the Lenders and the Joint Lead Arrangers pursuant to that certain Fee Letter dated as of May 21, 2013, among Parent, the Borrower, the Lead Arrangers and the Agent have been paid and (ii) all fees, expenses and reimbursement amounts due and payable to the Agent and the Lead Arrangers, including without limitation, the reasonable fees and expenses of counsel to the Administrative Agent, have been paid, and

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(e)    such other documents, instruments and agreements as the Agent may reasonably request.

Section 4.    Representations. The Borrower and the Parent represent and warrant to the Agent and the Lenders that:

(a)    Authorization. The Parent, the Borrower and each other Loan Party each has the right and power, and has taken all necessary action to authorize the execution and delivery of this Amendment and to perform its obligations thereunder and under the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Parent and the Borrower or a general partner of the Borrower, as applicable, and both this Amendment and the Term Loan Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Parent, the Borrower and each other Loan Party and are enforceable against such Persons in accordance with their respective terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and the availability of equitable remedies for the enforcement of certain obligations (other than payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)    Compliance with Laws, etc. The execution, delivery and performance of this Amendment and the other Loan Documents to which any Loan Party is a party do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which any Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 5.    Reaffirmation of Representations. Each of the Parent and the Borrower hereby represents, repeats and reaffirms all representations and warranties made by such Person to the Agent and the Lenders in the Term Loan Agreement and the other Loan Documents to which such Person is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

Section 6.    Certain References. Each reference to the Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Term Loan Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document.

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Section 7.    Expenses. The Borrower hereby agrees to reimburse the Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8.    Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10.    Effect. Except as expressly herein amended, the terms and conditions of the Term Loan Agreement and the other Loan Documents remain in full force and effect. Except as set forth in this Amendment, this Amendment shall not be construed to be a waiver or amendment of any of the other terms and conditions of the Term Loan Agreement and the other Loan Documents or to limit, impair or otherwise affect the rights and remedies of the Lenders under the Loan Documents. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Term Loan Agreement to be executed as of the date first above written.

CORPORATE OFFICE PROPERTIES, L.P.

By: Corporate Office Properties Trust, its sole
general partner

By: /s/ Stephen E. Riffee
Name: Stephen E. Riffee
Title: Executive Vice President

CORPORATE OFFICE PROPERTIES TRUST

By: /s/ Stephen E. Riffee
Name: Stephen E. Riffee
Title: Executive Vice President

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[Signature Page to Second Amendment to Term Loan Agreement
with Corporate Office Properties, L.P.]

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By: /s/ Timothy Sylvain
Name: Timothy Sylvain
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By: /s/ Brendan M. Poe
Name: Brendan M. Poe
Title: Executive Director

BANK OF AMERICA, N.A.

By: /s/ Cheryl Sneor
Name: Cheryl Sneor
Title: Vice President

ROYAL BANK OF CANADA

By: /s/ Dan LePage
Name: Dan LePage
Title: Authorized Signatory

BARCLAYS BANK PLC

By: /s/ Noam Azachi
Name: Noam Azachi
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Kinnery Clinebell
Name: Kinnery Clinebell
Title: Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Sam Supple
Name: Sam Supple
Title: Senior Vice President

REGIONS BANK
By: /s/ Kyle Upton
Name: Kyle Upton
Title: Vice President

MANUFACTURING AND TRADERS TRUST COMPANY

By: /s/ Mark A. Cunningham
Name: Mark A. Cunningham
Title: Vice President

SUNTRUST BANK

By: /s/ Daniel J. Reddy
Name: Daniel J. Reddy
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Gary D. Houston
Name: Gary D. Houston
Title: Vice President

CITIZENS BANK OF PENNSYLVANIA

By: /s/ Charles J Cooke Jr
Name: Charles J Cooke Jr
Title: Senior Vice President

CITIBANK, N.A.

By: /s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

COMPASS BANK, AN ALABAMA BANKING CORPORATION

By: /s/ S Kent Gorman
Name: S Kent Gorman
Title: Senior Vice President

TD BANK, N.A.

By: /s/ Michael Duganich

Name: Michael Duganich
Title:Vice President

UNION BANK, N.A.

By: /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: Vice President

CAPITAL ONE, N.A.

By: /s/ Frederick H. Denecke
Name: Frederick H. Denecke
Title: Vice President

COMERICA BANK
By: /s/ Michael T. Shea
Name: Michael T. Shea
Title: Vice President

RAYMOND JAMES BANK, N.A.

By: /James M. Armstrong
Name: James M. Armstrong
Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY

By: /s/ Glenn. A. Page
Name: Glenn. A. Page
Title: Senior Vice President

REAFFIRMATION OF OBLIGATIONS

Each of the undersigned (each a “Guarantor” and collectively the “Guarantors”) hereby (a) reaffirms its continuing obligations owing under the Guaranty dated as of September 1, 2011, executed and delivered by the Guarantors (the “Guaranty”) and (b) agrees that the Second Amendment to Term Loan Agreement dated the date hereof (the “Amendment”) amending the Term Loan Agreement dated as of September 1, 2011, (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among CORPORATE OFFICE PROPERTIES, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), CORPORATE OFFICE PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Parent”), each of the Lenders party thereto, and KEYBANK NATIONAL ASSOCATION, as Administrative Agent (the “Agent”), and the transactions contemplated by the Amendment, do not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Each of the Guarantors represents and warrants to the Agent and the Lenders that the execution, delivery, and performance of this Reaffirmation of Obligations has been authorized by all requisite action on the part of such Guarantor and will not violate such Guarantor’s organizational or governing document.

Each of the Guarantors further agrees that references to the Term Loan Agreement contained in any Loan Document (as defined in the Term Loan Agreement) shall be deemed to be references to the Term Loan Agreement, as amended by the Amendment.

This Reaffirmation of Obligations shall be construed in accordance with and be governed by the laws (without giving effect to the conflict of law principles thereof) of the State of New York.

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IN WITNESS WHEREOF, each of the undersigned have duly executed and delivered this Reaffirmation of Obligations as of July 16, 2013.

CORPORATE OFFICE PROPERTIES TRUST

By: /s/ Stephen E. Riffee
Name: Stephen E. Riffee
Title: Executive Vice President